UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 21, 2022

Laredo Oil, Inc.
(Exact Name of Registrant as Specified in Charter) 333-153168
(Commission File Number)

Delaware	26-2435874
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Guadalupe Street, Ste. 260 Austin, Texas	78705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(512) 337-1199

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes to Registrant’s Certifying Accountant.

On November 21, 2022, Weaver and Tidwell, L.L.P. (“Weaver and Tidwell”) notified the Board of Directors of Laredo Oil, Inc. (the “Company”) of its resignation as the Company’s independent registered public accounting firm as of that date.

The resignation of Weaver and Tidwell was accepted by the Company’s audit committee on November 29, 2022.

Weaver and Tidwell reported on the Company’s financial statements for each of the fiscal years ended May 31, 2021 through May 31, 2022. These reports did not contain any adverse opinion or disclaimer of opinion, and were not they qualified or modified as to uncertainty, audit scope, or accounting principles, except for the explanatory paragraph included in the reports of Weaver and Tidwell on the Company’s consolidated financial statements as of and for the years ended November 21, 2021 and 2022, which noted that there was substantial doubt as to the Company’s ability to continue as a going concern. Since their retention as the Company’s independent accountants through November 21, 2022, there were no disagreements (as defined in Item 304 of Regulation S-K) with Weaver and Tidwell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weaver and Tidwell, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the period of Weaver and Tidwell’s retention, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Weaver and Tidwell with a copy of the foregoing disclosures prior to filing this Current Report on Form 8-K. A letter from Weaver and Tidwell addressed to the Securities and Exchange Commission stating that Weaver and Tidwell agrees with such disclosures is included as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit 16.1	Letter, dated November 29, 2022, from Weaver and Tidwell to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO OIL, INC.

Date: November 29, 2022	By:	/s/ Bradley E. Sparks
Bradley E. Sparks
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 16.1	Letter, dated November 29, 2022, from Weaver and Tidwell to the Securities and Exchange Commission.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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